UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

February 7, 2002

Date of Report (Date of earliest event reported)

BB&T Corporation
 (Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

This Form 8-K has 27 pages.

ITEM 5.    OTHER EVENTS

     The purpose of this Current Report on Form 8-K is to file presentation materials from BB&T's 2002 Investor Conference, held on February 7, 2002.

EXHIBIT INDEX

Exhibit 99.1 Presentation to Analysts on February 7, 2002

Interest Rate Risk /
Financial Management
February 2002

     Balance Sheet Management

     Balance Sheet Management

Average Balance Sheet Composition - Assets
(for period ending 12/31/01)

     Investment Portfolio

     Investment Portfolio

Portfolio Composition
(as of 9/30/01)

     Investment Portfolio

Portfolio Maturity Distribution
(as of 9/30/01)

     Investment Portfolio

Portfolio Size / Maturity Comparison
(as of 9/30/01)

     Investment Portfolio

Yields (FTE)
(3rd Quarter 2001)

%
7.75
7.50
7.25
7.00
6.75
6.50
6.25
6.00
7.20
6.97
6.68
6.67
6.64
6.62
6.56
6.31
6.30
6.29
6.26
6.07
6.51
AmSouth
BB&T
Union Planters
South Trust
Fifth Third
KeyCorp
Sun Trust
Union BanCal
Regions
Comerica
National City
PNC
Peers

*Black bar (including BB&T) indicates restructuring took place in 2000/2001

BB&T

Page 7

     Deposits & Corporate Funding

Average Balance Sheet Composition - Liabilities
(for period ending 12/31/01)

     Deposits & Corporate Funding

Mission

To ensure that core deposit growth is sufficient to support earning asset growth while optimizing interest costs and revenues generated from the deposit base.

     Deposits & Corporate Funding

     Deposit Market Share

	% of
	BB&T's Deposits	Rank
• North Carolina (excludes home office deposits)	32%	2nd
• Virginia	19%	4th
• Georgia	12%	6th
• South Carolina	10%	3rd
• West Virginia	9%	1st
• Kentucky	8%	3rd
• Maryland	6%	8th
• Tennessee	2%	11th
• DC	1%	6th

     Deposits & Corporate Funding

Average Deposit Growth Analysis
For the periods ended December 31, 2001 and 2000
($ in Thousands)

| | 2001 | 2000 | Increase / (Decrease) $ | % | As a % of Total 2001 Deposits |
|---|---|---|---|---|---|
| Noninterest Bearing Deposits | $ 6,206,120 | $ 5,897,181 | $ 308,939 | 5.2% | 14.0% |
| Interest Checking, Savings, MMAs | 15,926,272 | 14,383,546 | 1,542,726 | 10.7 | 35.9 |
| **Total Transaction, Savings & MMA Deposits** | **22,132,392** | **20,280,727** | **1,851,665** | **9.1** | **50.0** |
| CDs < $100,000, IRAs & Other Time<$100,000 | 15,427,093 | 14,380,727 | 1,046,366 | 7.3 | 34.8 |
| **Total Core Deposits** | **37,559,485** | **34,661,454** | **2,898,031** | **8.4** | **84.8** |
| CDs > $100,000, Other Time Deposits & Foreign Deposits | 6,744,520 | 6,754,486 | (9,966) | (.1) | 15.2 |
| **Total Deposits** | **$44,304,005** | **$41,415,940** | **$ 2,888,065** | **7.0%** | **100.0%** |

## Deposits Adjusted for Purchase Acquisitions and Official Check Outsourcing Program

| | 2001 | 2000 | Increase / (Decrease) $ | % | As a % of Total 2001 Deposits |
|---|---|---|---|---|---|
| Noninterest Bearing Deposits | $ 6,457,277 | $ 6,140,644 | $ 316,613 | 5.2% | 14.4% |
| Interest Checking, Savings, MMAs | 15,929,307 | 14,753,658 | 1,215,649 | 8.2 | 35.7 |
| **Total Transaction, Savings & MMA Deposits** | **22,426,584** | **20,894,322** | **1,532,262** | **7.3** | **50.1** |
| CDs < $100,000, IRAs & Other Time<$100,000 | 15,594,126 | 15,155,498 | 438,628 | 2.9 | 34.8 |
| **Total Core Deposits** | **38,020,710** | **36,049,820** | **1,970,890** | **5.5** | **84.9** |
| CDs > $100,000, Other Time Deposits & Foreign Deposits | 6,737,569 | 6,858,143 | (120,574) | (1.8) | 15.1 |
| **Total Deposits** | **$44,758,279** | **$42,907,963** | **$1,850,316** | **4.3%** | **100.0%** |

BB&T
Page 11

     Deposits & Corporate Funding

Average Deposit Mix & Growth
For Period Ending December 31, 2001

100%
80%
60%
40%
20%
0%
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
-5.15%
-3.24%
-3.18%
-2.14%
-0.95%
0.04%
0.89%
1.19%
1.73%
3.98%
4.31%
11.21%
16.39%
AmSouth
Regions
Sun Trust
Union Planters
PNC
KeyCorp
South Trust
Fifth Third
Peers
Union BanCal
BB&T
National City
Comerica
Noninterest Bearing Deposits
Money Market & Interest Checking Accts.
Savings Deposits
Other Time Deposits
Deposit Growth

All balances have been adjusted for purchase acquisitions.

BB&T
Page 12

     Deposits & Corporate Funding

Average Deposit Mix & Growth*
Transaction, Savings and Money Market Accounts Only
For Period Ending December 31, 2001

100%
80%
60%
40%
20%
0%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
-2.00%
-0.47%
-0.02%
0.73%
4.19%
5.92%
6.24%
6.66%
7.33%
9.11%
9.54%
10.36%
11.97%
15.65%
KeyCorp
South Trust
AmSouth
Union Planters
Union BanCal
National City
Peers
BB&T
PNC
Comerica
Sun Trust
Regions
Fifth Third
Noninterest Bearing Deposits
Money Market & Interest Checking Accts.
Savings Deposits
Deposit Growth

**All balances have been adjusted for purchase acquisitions.**
***Growth is for non-time deposits only.**

BB&T

Page 13

     Deposits & Corporate Funding

Deposit Cost* Analysis on Interest Bearing
Transaction, Savings & Money Market Accounts
For Period Ending December 31, 2001

3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.91%
2.07%
2.27%
2.37%
2.40%
2.45%
2.45%
2.54%
2.59%
2.64%
2.76%
2.82%
KeyCorp
South Trust
BB&T
Comerica
AmSouth
Union Planters
Peers
Union BanCal
National City
Sun Trust
Fifth Third
Regions

**All balances have been adjusted for purchase acquisitions.**
**PNC has been excluded due to lack of information available at year-end.**
*** Cost of Funds = Interest Expense / Interest Bearing Transaction, Savings and Money Market Accounts.**

BB&T

Page 14

     Deposits & Corporate Funding

Competitive Assessment

For Period Ending December 31, 2001

Adjusted for Purchase Acquistions

						Even Ranking within Peer Group				
	Service Charges	Total Non-Time Deposits*	Service Charges/ Non-Time Deposits	Non-Time Deposit Growth	Cost of Funds**	Svc Chrgs/ NT Deps	Non-Time Dep Grwth	Cost of Funds	Weighted Rank	Overall Ranking***
Comerica	$ 210.78	$ 21,535,000	$ 0.0098	9.54%	2.37%	11	4	4	6.33	6
SunTrust	$ 510.25	$ 43,859,100	$ 0.0116	10.36%	2.64%	10	3	9	7.33	10
UnionBanCal	$ 245.12	$ 20,178,757	$ 0.0121	5.92%	2.54%	9	7	7	7.67	11
Fifth Third	$ 367.44	$ 26,363,000	$ 0.0139	15.65%	2.76%	8	1	10	6.33	6
Regions	$ 267.26	$ 18,571,703	$ 0.0144	11.97%	2.82%	7	2	11	6.67	8
National City	$ 469.33	$ 32,455,000	$ 0.0145	6.24%	2.59%	6	6	8	6.67	8
BB&T	$ 349.76	$ 22,426,584	$ 0.0156	7.33%	2.27%	5	5	3	4.33	1
AmSouth	$ 258.09	$ 15,810,415	$ 0.0163	0.73%	2.40%	4	9	5	6.00	5
Union Planters	$ 218.34	$ 13,307,543	$ 0.0164	4.19%	2.45%	3	8	6	5.67	4
KeyCorp	$ 387.00	$ 23,247,343	$ 0.0166	-0.47%	1.91%	2	11	1	4.67	3
SouthTrust	$ 236.29	$ 9,383,460	$ 0.0252	-0.02%	2.07%	1	10	2	4.33	1

$0.0300
$0.0250
$0.0200
$0.0150
$0.0100
$0.0050
$-
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
-2.00%
Comerica
SunTrust
UnionBanCal
Fifth Third
Regions
National City
BB&T
AmSouth
Union Planters
KeyCorp
SouthTrust
Service Charges/ Non-Time Deposits
Non-Time Deposit Growth
Cost of Funds**
Linear (Non-Time Deposit Growth)

* Total Non-Time Deposits includes Noninterest Bearing DDA, Interest Checking, Savings, and Money Market Accts.

** Cost of Funds is Interest Expense of Total Interest Bearing Deposits, less Time Deposits, divided by the Total Interest Bearing Deposits less Time Deposits.

*** Overall Ranking is based on the Service Charges to Non-Time Deposit Ratio, Non-Time Deposit Growth, and Cost of Funds. Each category is weighted evenly.

PNC has been excluded due to lack of information available at year-end.

BB&T

Page 15

     Deposits & Corporate Funding

     Believing the transaction account to be the cornerstone of a client relationship, the priority in 2002 is to retain and grow client relationships by:

1) Tracking retention at the region and branch level, with particular focus on new markets.
2) Tracking deposit production at the officer level.
3) Expanding the individual incentive program for relationship officers to include transaction accounts and core deposits.
4) Utilizing 3 sales campaigns to increase deposit production.
5) Enhancing the product line to include various flat fee/no fee transaction accounts in new markets.
6) Grandfathering of existing client accounts for acquired institutions.
7) Developing initiatives focused on deposit rich niche markets for the commercial and small business segments.
8) Enhancing the use of market research to target sales efforts.

     Deposits & Corporate Funding

     Interest Rate Risk Management

Interest Rate Scenarios - Prime Rate Movements
(as of 12/31/01)

     Balance Sheet Management

     Interest Rate Risk Management

Net Interest Margin
(for quarter ended)

     Interest Rate Risk Management

BB&T Corporation
Rate Sensitivity Analysis Off Flat Rates
January 2002 - December 2002 Forecast

Rate Scenario	Tax-Equivalent Net Interest Income ($ in thousands)	% Change over Flat
Rapid Rise +300	$2,851,063	2.85 %
Rising +150	$2,840,645	2.47 %
Flat	$2,772,136	0.00 %
Most Likely	$2,794,409	0.80 %
Declining -150	$2,694,014	-2.82 %

Net Interest Income ($ Millions)
3,075
3,025
2,975
2,925
2,875
2,825
2,775
2,725
2,675
% Change Over Flat
6.00%
4.00%
2.00%
0.00%
-2.00%
-4.00%
-6.00%
2,694
2,731
2,748
2,763
2,766
2,772
2,794
2,790
2,795
2,797
2,803
2,841
2,851
-2.82%
-1.49%
-0.86%
-0.32%
-0.21%
0.00%
0.80%
0.64%
0.81%
0.91%
1.10%
2.47%
2.85%
-150
-100
-75
-50
-25
Flat
ML
25
50
75
100
150
300
$ NII
Current FC
Rate Scenarios

BB&T
Page 21

     Capital Management

• The policy of BB&T Corporation is to return 30-40% of its annual earnings to its shareholders in the form of cash dividends.

• BB&T's 10-year compound annual dividend growth rate is 15.6% as compared to 2.6% for the S&P 500.

• BB&T has increased its annual cash dividend for 30 consecutive years.

• BB&T's policy is to maintain a leverage capital ratio of approximately 7-to-8%. 12/31/01 ratio is 7.2%.

     Capital Management

• Since the Merger-of-Equals, BB&T has repurchased 61.2 million shares of stock at a cost of $1.82 billion.

• The average price paid since the Merger-of-Equals is $29.68 per share.

• During 2001, BB&T repurchased 14.0 million shares at a cost of $510.8 million. The average price paid during 2001 was $36.47 per share.

• Program's cumulative impact improved EPS by $.17 during 2001 ($2.40 vs. $2.23).

     Investor Relations

Agency Ratings

     Investor Relations

     BB&T CORPORATION
COMMON STOCK OWNERSHIP
December 31, 2001

     Investor Relations

     Trading Volume - BB&T Common Stock

     Investor Relations

Owners as Beneficiaries of Corporate Strategy

• BB&T's 10-year compound annual dividend growth rate is 15.6% as compared to 2.6% for S&P 500

• Over the last 5 years, BB&T's total compound annual return to shareholders is 17.7% compared to 10.7% for the S&P 500 and 10.6% for the S&P major regional banks index

• BB&T's 10-year total compound annual return to shareholders is 21.4% compared to 12.9% for the S&P 500

Source: Bloomberg

S  I  G  N  A  T  U  R  E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                BB&T CORPORATION
                                                                                (Registrant)

                                                                                By: /S/ SHERRY A. KELLETT

                                                                                Sherry A. Kellett
                                                                                Senior Executive Vice President and Controller
                                                                                (Principal Accounting Officer)

Date:       February 7, 2002